SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 August 30, 2003
                               ------------------
                         Date of Earliest Reported Event

                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
                            ------------------------
                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 1700
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA

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          (Former Name of Former Address, if Changed Since Last Report)

                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

                                    FORM 8-K

Item 5. Other Events and Regulation FD Disclosure.

On August 30, 2003, Eric Boyt tendered his resignation as Chief Financial Officer and Corporate Secretary of the Company. With a unanimous vote, the Board of Directors accepted Mr. Boyt's resignation on September 1, 2003, and appointed John M. James as the new Chief Financial Officer and Corporate Secretary. This transition was anticipated since Mr. James employment as Controller of the Company in April 2003. Mr. Boyt will continue to advise the company in future business development opportunities.

Item 7. Financial Statements and Exhibits

        (a)      Financial Statements - not applicable
        (b)      Pro Forma Financial Information - not applicable
        (c)      Exhibits - not applicable








SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    __________________________________________
                                    AMEN Properties, Inc.
                                    ---------------------
                                       (Registrant)

Date: September 12, 2003            __________________________________________
                                    By /s/ Eric Oliver
                                    --------------------------------------------
                                    Chairman of the Board of Directors and Chief
                                    Executive Officer
                                    (Signature)